                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)




                       ANNUAL REPORT TO THE STOCKHOLDERS

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Fellow Stockholder:

     We are pleased to report that for the year ended December 31, 1995, Franklin's net assets increased by $23,443 or $0.03 per share after taxes and the payment of a special dividend of $1.00 per share.

     At year end, our wholly-owned subsidiary, Excelsior Communications Corp., sold its radio properties for $8.5 million. Excelsior's total costs for its radio investments, initiated in September 1992, were $4.6 million, resulting in a pre-tax gain of $3.9 million.

     In 1996, we will continue to seek investment opportunities which will yield above average returns for Franklin's stockholders.

     On behalf of the Corporation's Board and Management, I look forward to reporting on our progress to you.

                                          Respectfully,

                                          Stephen L. Brown
                                          Chairman

April 10, 1996

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31,                                   1995           1994
----------------------------------------------------------------------------------------

INVESTMENT INCOME
  Income from controlled affiliates (Note 6)................   $   750,000    $  364,133
  Interest on short term investments and money market
     accounts...............................................       138,559        90,272
  Interest on marketable investment securities..............           263       243,313
  Interest on loans and debt securities.....................        59,614         6,624
  Other.....................................................       --              4,726
                                                               -----------    ----------
                                                                   948,436       709,068
                                                               -----------    ----------

EXPENSES
  Salaries and employee benefits (Note 8)...................       879,302       961,600
  Professional fees.........................................       231,325       108,766
  Investment banking fee....................................        60,715        --
  Rent (Note 5).............................................       135,008       136,237
  Insurance.................................................        51,193        50,256
  Directors' fees...........................................       127,090       114,911
  Taxes other than income taxes.............................        53,308        59,917
  Advertising and promotion.................................         6,500         5,436
  Depreciation and amortization.............................        35,030        34,587
  Professional fees related to Stearns & Foster litigation
     (Note 5)...............................................       327,437       380,083
  Recovery from insurance company of professional fees
     related to Stearns & Foster litigation (Note 5)........      (397,657)       --
  Expenses related to Shareholders' litigation & proxy
     contest (Note 5).......................................       420,038        --
  General and administrative................................       219,736       296,944
  Miscellaneous.............................................         8,875        --
                                                               -----------    ----------
                                                                 2,157,900     2,148,737
                                                               -----------    ----------

Net investment loss from operations.........................    (1,209,464)   (1,439,669)

Net realized gain on portfolio of investments...............     1,242,937     1,800,301

Provision for current state and local income
  taxes applicable to net realized taxable gains (Note 3)...      (243,908)       (2,000)


Benefit for deferred Federal and state income taxes (Note
  3)........................................................       274,364       333,146

Decrease in unrealized appreciation of investments..........       (40,486)     (391,270)
                                                               -----------    ----------

Net increase in net assets from operations..................   $    23,443    $  300,508
                                                               -----------    ----------
                                                               -----------    ----------

Net increase in net assets per common share.................   $      0.03    $     0.35
                                                               -----------    ----------
                                                               -----------    ----------

Weighted average number of common shares outstanding........       844,172       867,773
                                                               -----------    ----------
                                                               -----------    ----------

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements.

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BALANCE SHEETS
--------------------------------------------------------------------------------

DECEMBER 31,                                                      1995           1994
-----------------------------------------------------------------------------------------

ASSETS
Marketable investment securities, at market value (cost:
  December 31, 1995--$1,893,251; December 31,
  1994--$398,382) (Note 2)..................................   $ 1,850,501    $   425,217
Investments, at directors' valuation (cost: December
  31,1995--$6,067,679; December 31, 1994--$4,828,144) (Note
  2)
     Excelsior Communications Corporation (Notes 6 and 7)...     8,005,393      8,361,440
     Other investments......................................     1,943,357        318,675
                                                               -----------    -----------
                                                                 9,948,750      8,680,115
                                                               -----------    -----------
Cash and cash equivalents...................................       200,413      4,434,367
Accrued interest and accounts receivable....................       399,574        278,523
Other assets................................................       259,318        337,232
                                                               -----------    -----------
TOTAL ASSETS................................................   $12,658,556    $14,155,454
                                                               -----------    -----------
                                                               -----------    -----------
-----------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Accounts payable and accrued liabilities....................   $   200,073    $   435,849
Accrued income taxes payable (Notes 2 and 3)................       237,718        --
Deferred taxes (Notes 2 and 3)..............................       100,636        375,000
                                                               -----------    -----------
TOTAL LIABILITIES...........................................       538,427        810,849
                                                               -----------    -----------
Commitments and contingencies (Note 5)

STOCKHOLDERS' EQUITY
Common stock, $1 par value: 2,000,000 shares authorized;
  1,003,986 shares issued at December 31, 1995 and 1994.....     1,003,986      1,003,986
Paid-in capital.............................................     8,997,877      8,997,877
Unrealized appreciation of investments, net of deferred
  income taxes (Notes 2 and 3)..............................     3,737,686      3,503,807
Accumulated undistributed earnings..........................        14,081      1,051,215

                                                               -----------    -----------
                                                                13,753,630     14,556,885
Deduct: 177,788 shares at December 31, 1995 and 137,388
  shares at December 31, 1994 of common stock held in
  treasury, at cost (Note 4)................................    (1,633,501)    (1,212,280)
                                                               -----------    -----------
Net assets at market or fair value, equivalent to $14.67 per share at December 31, 1995 and $15.40 per share at
  December 31, 1994.........................................    12,120,129     13,344,605
                                                               -----------    -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..................   $12,658,556    $14,155,454
                                                               -----------    -----------
                                                               -----------    -----------
-----------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                        THE FRANKLIN HOLDING CORPORATION
                                               (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31,                                   1995          1994
---------------------------------------------------------------------------------------

Cash flows from operating activities:
  Net increase in net assets from operations................   $   23,443    $  300,508
  Adjustments to reconcile net increase in net assets to net cash used in operating activities:
       Depreciation and amortization........................       35,030        34,587
       Decrease in unrealized appreciation of investments...       40,486       391,270
       Deferred income tax benefit..........................     (274,364)     (333,146)
       Net realized gain on portfolio of investments........   (1,242,937)   (1,800,301)
       Changes in operating assets and liabilities:
          Decrease (increase) in accrued interest and
          accounts receivable                                    (121,051)       79,243
          Decrease (increase) in other assets...............      (41,076)       20,912
          Increase (decrease) in accounts payable and
          accrued liabilities                                    (235,776)      205,640
          Increase in accrued income taxes payable..........      237,718        --
                                                               ----------    ----------

               Total adjustments............................   (1,601,970)   (1,401,795)
                                                               ----------    ----------

               Net cash used in operating activities........   (1,578,527)   (1,101,287)

Cash flows from investing activities:
  Proceeds from sale of investments, net of expenses........        4,052       781,998
  Investment in Excelsior Communications Corporation........       --           (49,375)
  Acquisitions of investments...............................   (1,266,528)     (749,552)
  Return of capital from investments........................       26,993        --
  Proceeds from sale of marketable investment securities,
     net of expenses........................................    3,323,571     9,886,580
  Purchases of marketable investment securities.............   (3,579,556)   (6,265,956)
  Purchases of fixed assets.................................       (2,977)      (38,980)
  Sales of fixed assets.....................................       86,937        --
                                                               ----------    ----------

               Net cash (used in) provided by investing
              activities....................................   (1,407,508)   (3,564,715)
                                                               ----------    ----------

Cash flows from financing activities:

  Distribution to stockholders from accumulated
     undistributed earnings.................................     (826,698)       --
  Purchase of treasury stock................................     (421,221)     (118,025)
                                                               ----------    ----------

               Net cash used in financing activities........   (1,247,919)     (118,025)
                                                               ----------    ----------

Net (decrease) increase in cash and cash equivalents........   (4,233,954)    2,345,403

Cash and cash equivalents at beginning of year..............    4,434,367     2,088,964
                                                               ----------    ----------

Cash and cash equivalents at end of year....................   $  200,413    $4,434,367
                                                               ----------    ----------
                                                               ----------    ----------
---------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                        THE FRANKLIN HOLDING CORPORATION
                                                  (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31                                    1995           1994
-----------------------------------------------------------------------------------------

Increase (decrease) in net assets from operations:
  Net investment loss.......................................   $(1,209,464)   $(1,439,669)
  Net realized gain on portfolio of investments, net of
     current income taxes...................................       999,029      1,798,301
  Increase (decrease) in unrealized appreciation of
     investments, net of deferred income taxes..............       233,878        (58,124)
                                                               -----------    -----------
       Net increase in net assets from operations...........        23,443        300,508

Distributions to stockholders from accumulated undistributed
  earnings..................................................      (826,698)       --

Capital stock transactions:
  Purchase of treasury stock................................      (421,221)      (118,025)
                                                               -----------    -----------

       Total increase (decrease) in net assets..............    (1,224,476)       182,483
                                                               -----------    -----------

Net assets at beginning of year.............................    13,344,605     13,162,122
                                                               -----------    -----------

Net assets at end of year...................................   $12,120,129    $13,344,605
                                                               -----------    -----------
                                                               -----------    -----------
-----------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                        THE FRANKLIN HOLDING CORPORATION
                                               (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      FOR THE
                                                                        NINE
                                                                       MONTHS
                               ---------FOR THE YEAR ENDED---------    ENDED      FOR THE YEAR ENDED
                                DEC. 31,     DEC. 31,     DEC. 31,    DEC. 31,   MARCH 31,   MARCH 31,
                                  1995         1994         1993        1992       1992        1991
------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
  PERFORMANCE(1):
Net asset value, beginning of
  period......................  $  15.40     $  14.96     $  15.17    $ 14.98     $ 13.01     $ 13.50
                               ----------   ----------   ----------   --------   ---------   ---------
  Net investment loss.........     (1.43)       (1.66)       (1.01)     (0.79)      (0.79)      (0.75)
  Net gain on portfolio of
     investments (realized and
     unrealized)..............      1.46         2.01         0.71       1.73        2.29        0.20
                               ----------   ----------   ----------   --------   ---------   ---------
Total from investment
  operations..................      0.03         0.35        (0.30)      0.94        1.50       (0.55)
                               ----------   ----------   ----------   --------   ---------   ---------
Less dividends and
  distributions:
  Distributions from
     accumulated undistributed
     earnings.................     (1.00)           0            0      (0.80)          0           0
                               ----------   ----------   ----------   --------   ---------   ---------
Total dividends and
  distributions...............     (1.00)           0            0      (0.80)          0           0
                               ----------   ----------   ----------   --------   ---------   ---------
Treasury stock transactions...      0.24         0.09         0.09       0.05        0.47        0.06
                               ----------   ----------   ----------   --------   ---------   ---------
Net asset value, end of
  period......................  $  14.67     $  15.40     $  14.96    $ 15.17     $ 14.98     $ 13.01
                               ----------   ----------   ----------   --------   ---------   ---------
                               ----------   ----------   ----------   --------   ---------   ---------
Market value per share, end of
  period......................  $  10.13     $   8.13     $   8.88    $  8.88     $  9.13     $  8.13
                               ----------   ----------   ----------   --------   ---------   ---------
                               ----------   ----------   ----------   --------   ---------   ---------

TOTAL INVESTMENT RETURN(2):

Based on market value per
  share (%)...................     35.45        (8.45)        0.00       6.30       12.31        0.00

RATIOS TO AVERAGE NET
  ASSETS(2):
Expenses (%)..................     16.59        16.04        13.50      13.61       12.53       15.73
Net investment loss (%).......    (11.17)      (10.76)       (7.00)     (7.59)      (5.61)      (5.66)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period
  (000 omitted)...............  $ 12,120     $ 13,345     $ 13,162    $13,524     $13,458     $12,919
Portfolio turnover rate (%)...        32           63           79         78         110          75
------------------------------------------------------------------------------------------------------

(1) Calculated based on weighted average number of shares outstanding during the period.
(2) The ratios for the period ended December 31, 1992 have been annualized. Total investment return has not been annualized.

   The accompanying notes are an integral part of these financial highlights.

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------

MARKETABLE INVESTMENT SECURITIES
--------------------------------------------------------------------------------

                                            PRINCIPAL                     MARKET
                                           AMOUNT ($)                     VALUE
DECEMBER 31, 1995                          OR # SHARES       COST        (NOTE 2)
----------------------------------------------------------------------------------

Common Stock--M.A.I.D. (ADRs) *.........      125,000     $1,855,250    $1,812,500
Certificate of Deposit--4.40%, due May
  4, 1996...............................    $  38,001         38,001        38,001
                                                          ----------    ----------
     Total Marketable Investment
      Securities........................                  $1,893,251    $1,850,501
                                                          ----------    ----------
                                                          ----------    ----------
----------------------------------------------------------------------------------

INVESTMENTS, AT DIRECTORS' VALUATION
--------------------------------------------------------------------------------

                                                                                      DIRECTORS'
                                                             PRESENT                  VALUATION
DECEMBER 31, 1995               INVESTMENT                   EQUITY        COST        (NOTE 2)
------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES
Excelsior Communications                                     100.0%     $4,386,048    $8,005,393
  Corporation  ...............
  (Wholly-owned subsidiary
  investing
  in broadcast industry)
OTHER INVESTMENTS
Sola Enterprises, Inc.  ......  First and second               None        327,418      327,418
  (Restaurant, motel and          mortgage notes;
  marina operator)                10.0 % interest rate
Avery Communications, Inc.....  Secured note;                  None        350,000      350,000
  (Telecommunications)            12% interest rate

Avery Communications, Inc.....  Warrants                       None         --           88,667
  (Telecommunications)
FMA High Yield Income Limited   Limited partnership            1.1%        675,000      708,153
  Partnership  ...............    interest
  (Schroder Wertheim high
  yield bond
  limited partnership)
CIC Standby Ventures, L.P.....  Limited partnership            1.8%         73,007      324,478
  (Computer handwriting           interest
  systems)
Hefty Profits Limited--Pacific  Limited partnership           10.0%         97,185       97,185
  Healthcare  ................    interest
  (Home healthcare services in
  Asia Pacific Region)
BP Restaurants, LP  ..........  Limited partnership            2.4%        159,021       47,456
  (Chain of restaurants in        interest
  Southwest)
                                                                        ----------    ----------
                                                                         1,681,631    1,943,357
                                                                        ----------    ----------
     Total Investments, at                                              $6,067,679    $9,948,750
       Directors' Valuation...
                                                                        ----------    ----------
                                                                        ----------    ----------
------------------------------------------------------------------------------------------------

(*) Non-income producing security.

                            See accompanying notes.

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Franklin Holding Corporation (Delaware) ('Franklin Holding' or the 'Corporation') is a Delaware corporation registered as a closed-end investment company under the Investment Company Act of 1940 (the 'Act').

Franklin Holding's investment objective, as previously approved by the Corporation's stockholders, is to acquire majority or greater stakes in (i) one or more operating businesses with the ultimate purpose that the Corporation would cease to be an investment company and would deregister under the Act, and with the ultimate result that the Corporation's total assets would consist of securities of one or more majority or wholly owned subsidiaries, and (ii) cash and cash equivalents, Government securities and other assets which are not investment securities within the meaning of the Act.

In November 1994, Franklin Holding filed an application with the Securities and Exchange Commission (the 'SEC') requesting an order declaring that it has ceased to be an investment company under the Act. In February 1995, the Corporation filed a first amended and restated application. On December 31, 1995, Franklin Holding, through its wholly-owned subsidiary, Excelsior Communications Corporation ('Excelsior') sold its radio properties to Cox Broadcasting, Inc. (See Note 7). As a result of the sale, the facts set forth on the Corporation's application, which provide the grounds on which the Corporation based such application, have materially changed. It is management's intention to continue to seek investment opportunities consistent with the investment guidelines previously approved by the stockholders which will allow the Corporation to amend the application so that the SEC can consider whether an order to deregister can be issued.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

Franklin Holding is an investment company under the Act and, accordingly, does not consolidate non-investment company subsidiaries.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

STATEMENTS OF CASH FLOWS


For purposes of the statements of cash flows, Franklin Holding considers only highly liquid investments with maturities of 90 days or less at the date of their acquisition to be cash equivalents.

The Corporation paid no interest during the years ended December 31, 1995 and 1994, and paid $6,190 and $0 for income taxes during the years ended December 31, 1995 and 1994, respectively.

VALUATION OF INVESTMENTS

Investments are recorded on a trade date basis. Security investments which are publicly traded are stated at the last reported sales price on the day of valuation, or if no sale was reported on that date, then the securities are stated at the last quoted bid price. The Board may determine, if appropriate, to discount the value where there is an impediment to the marketability of the securities held.

Investments for which there is no ready market are initially valued at cost and, thereafter, at fair value based upon the financial condition and operating results of the issuer and other pertinent factors as determined by the Board of Directors. The financial condition and operating results have been derived utilizing both audited and unaudited data. Certain assumptions inherent in the valuation process may not materialize and unanticipated events and circumstances may occur subsequent to the date of the valuation. Therefore, the actual amounts eventually realized from each investment may vary from the valuations shown and the differences may be material. Franklin Holding reports the unrealized gain or loss resulting from such valuation in the Statements of Operations.

GAINS ON PORTFOLIO OF INVESTMENTS

Amounts reported as realized gains are measured by the difference between the proceeds of sale or exchange and the cost basis of the investment without regard to unrealized gains reported in the prior periods. Gains are considered realized when sales of investments are consummated.

INCOME TAXES

Franklin Holding does not qualify as a Regulated Investment Company for income tax purposes. Therefore, the Corporation is taxed as a regular corporation.

Franklin Holding adopted Statement of Financial Accounting Standards No. 109, 'Accounting for Income Taxes' ('SFAS 109') effective April 1, 1991. The significant components of deferred tax assets and liabilities are principally related to the Corporation's net operating loss carryforward and its unrealized appreciation of investments.

DEPRECIATION AND AMORTIZATION

Depreciation is recorded using the straight-line method at rates based upon estimated useful lives of five years for the respective assets. Franklin Holding amortizes its leasehold improvements over its useful life or the remaining life of the lease, whichever is shorter.

NET INCREASE IN NET ASSETS PER COMMON SHARE

Net increase in net assets per common share is based upon the weighted average number of shares of common stock outstanding. Franklin Holding has no common stock equivalents.

3. INCOME TAXES

At December 31, 1995, Franklin Holding had a net operating loss carryforward for Federal income tax purposes of approximately $138,000 which will begin to expire in 2002. At a 34% Federal income tax rate the benefit from this loss would be approximately $47,000.

For the years ended December 31, 1995 and 1994, Franklin Holding's tax benefit (provision) was based on the following:

-------------------------------------------------------------------

                                             1995          1994
                                          -----------   -----------
Net investment loss...................... $(1,209,464)  $(1,439,669)
Net realized gain........................   1,242,937     1,800,301
Decrease in unrealized appreciation......     (40,486)     (391,270)
                                          -----------   -----------
  Pre-tax book (loss).................... $    (7,013)  $   (30,638)
                                          -----------   -----------
                                          -----------   -----------


                                             1995          1994
                                          -----------   -----------
Tax at 34% on $(7,013) and
  $(30,638), respectively................ $     2,384   $    10,417
State and local, net of Federal
  benefit................................    (243,908)       (2,000)
Adjustment to state and local deferred
  taxes..................................     271,980       316,502
Other, net...............................     --              6,227
                                          -----------   -----------
                                          $    30,456   $   331,146
                                          -----------   -----------
                                          -----------   -----------

The adjustments to state and local deferred taxes of $271,980 and 316,502 for the years ended December 31, 1995 and 1994, respectively, are attributable to income that was realized at tax rates lower than had been assumed when the related deferred taxes were provided, as well as certain gains recognized for tax purposes that are unrealized on the books of the Corporation.

The components of the tax benefit (provision) are as follows:

------------------------------------------------------------------

                                               1995        1994
                                             ---------   ---------

Net deferred Federal tax benefit
  (provision)............................... $ (80,339)  $  13,000
Current state and local tax benefit
  (provision)...............................  (243,908)     56,146
Deferred state and local tax benefit........   354,703     262,000
                                             ---------   ---------
  Benefit for income taxes.................. $  30,456   $ 331,146
                                             ---------   ---------
                                             ---------   ---------

------------------------------------------------------------------

Deferred income tax benefit (provision) reflects the impact of 'temporary differences' between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws.

At December 31, 1995 and 1994, deferred tax attributes consist of:

------------------------------------------------------------------
                                               ASSET (LIABILITY)
                                             ---------------------
                                               1995        1994
                                             ---------   ---------
Deferred Federal benefit from net operating
  and capital loss carryforward............. $  46,885   $ 823,000
Deferred Federal provision on unrealized
  appreciation of investments...............  (114,224)   (679,000)
Deferred state provision on unrealized
  appreciation of investments...............   (33,297)   (388,000)
Other, net..................................    --         (69,000)
Valuation allowance.........................    --         (62,000)
                                             ---------   ---------
  Deferred Taxes............................ $(100,636)  $(375,000)
                                             ---------   ---------
                                             ---------   ---------

------------------------------------------------------------------


4. TREASURY STOCK

The Board of Directors has authorized Franklin Holding to repurchase up to an aggregate of 250,000 shares of its common stock in open market purchases on the American Stock Exchange when such purchases are deemed to be in the best interest of the Corporation and its stockholders. To date, Franklin Holding has repurchased 187,788 shares of its common stock of which 177,788 shares remain in treasury at December 31, 1995.

5. COMMITMENTS AND CONTINGENCIES

Franklin Holding is obligated under an operating lease which provides for annual minimum rental payments as follows:

-----------------------------------------------------------------
December 31,
1996.................................................. $  139,000
1997..................................................    139,000
1998..................................................    139,000
1999..................................................    149,000
2000..................................................    149,000
2001 and thereafter...................................    449,000
                                                       ----------
                                                       $1,164,000
                                                       ----------
                                                       ----------

-----------------------------------------------------------------

Rent expense for the years ended December 31, 1995 and 1994 was $135,008 and $136,237, respectively.

In March 1994, Stearns and Foster Bedding Company ('Stearns & Foster') commenced a private cost recovery and contribution action against Franklin Holding and a number of other defendants in the United States District Court for the District of New Jersey (Newark). Stearns & Foster is the current owner of a site located in South Brunswick, New Jersey (the 'Site'), which is the subject of an investigation and cleanup under the Industrial Site Recovery Act ('ISRA'). Stearns & Foster has alleged that a number of parties, including Franklin Holding, are liable for contamination at the Site. Franklin Holding's alleged liability is the result of an investment in a manufacturing company then located on the Site made approximately twenty years ago by The Franklin Corporation, which by operation of a merger became a former wholly owned subsidiary of Franklin Holding. To date, Stearns & Foster has incurred approximately $2 million in investigation and remediation costs for which Stearns & Foster seeks recovery from the defendants in the aforementioned action. The State of New Jersey has not approved any specific cleanup plan for the Site and therefore presently it is not possible to provide an estimate as to the ultimate cleanup costs. Franklin Holding has asserted a number of legal and factual defenses, which if successful, would exculpate the Corporation from liability. Additionally, Franklin Holding has asserted contribution claims against the other defendants. Based on information that is currently available, management has no basis to expect that this matter will have a material adverse effect on its financial position.

In a separate action, Franklin Holding instituted a declaratory judgement in New Jersey Superior Court against certain insurers that in the opinion of its counsel, may be obligated under New Jersey law to defend and indemnify Franklin Holding against costs incurred, and against any liabilities that may be incurred, in connection with the aforementioned environmental litigation. In December 1995, an insurer agreed to assume, in substantial part, Franklin Holding's ongoing costs for its New Jersey legal counsel and expert consultants. In addition, in 1995, Franklin Holding was reimbursed $397,657 by the insurer for certain defense costs it had previously expended. Franklin Holding's claim for indemnification is still pending.

In March 1995, a complaint was filed in the United States District Court for the Southern District of New York by a former director of Franklin Holding (who, in 1990, was not renominated for election to the Board of Directors) against the Corporation, its chairman, certain of its directors and an affiliated company. The action was purportedly brought both on behalf of a class of minority shareholders of Franklin Holding and derivatively on behalf of the Corporation. The action, in substance, alleged that the Corporation's Board did not comply with the 'interested persons' provisions of the Investment Company Act of 1940; that there had not been full disclosure about various matters, including with respect to the Corporation's application to deregister as an investment company and about the business relationships between defendants in proxy statements from 1989 through 1994; and that management's and directors' compensation and benefits were excessive in relation to the financial performance of the Corporation. The complaint asserted claims under the Act and SEC Rules promulgated thereunder and under common law. In May 1995, an amended complaint was filed containing in substance, the same claims as the original complaint, but purporting to assert additional derivative and class action claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The amended complaint alleged that Franklin Holding and its Board failed to disclose facts in various documents, including the Corporation's 1994 Annual Report and 1993 and 1994 Proxy Statements, with respect to, among other things, Franklin Holding's investment through Excelsior in various radio stations and the current status of the Corporation's operations.

In June 1995, the Corporation and the other defendants moved to dismiss the amended complaint for failure to make the required demand upon the Board of Directors (as to purported derivative claims), for lack of standing to assert the purported derivative claims, for failure to state a claim upon which the requested relief can be granted and for failure to plead the claims for fraud with the required specificity. Plaintiff filed a second amended complaint in August 1995 containing in substance the same claims as the amended complaint, but including additional factual allegations. The second amended complaint seeks unspecified monetary relief from the individual defendants and equitable and declaratory relief with respect to Franklin Holding, including setting aside the election of directors held at the Corporation's annual meeting in August 1994 and 1995 and Board action since August 1994, declaring the chairman's employment contract void, an accounting by defendants, and an injunction directing the liquidation of Franklin Holding and the appointment of a special fiscal agent, receiver or conservator to oversee same. The plaintiff and the defendants submitted supplemental briefings concerning the issue of whether the second amended complaint should be dismissed.

In January 1996, the Court issued an opinion partially granting and partially denying defendants' motion to dismiss. The Court dismissed plaintiff's derivative claims for failure to make the required demand and abstained from entertaining plaintiff's claim that the Corporation be dissolved and that a special fiscal agent, receiver or conservator be appointed. The Court denied defendants' motion to dismiss with respect to the remainder of plaintiff's claims.

Management believes the plaintiff's claims are without merit and intends to continue vigorously defending the action. During the year ended December 31,1995, the Corporation expended $420,038 defending this action as well as a related proxy contest.

6. TRANSACTIONS WITH CONTROLLED AFFILIATES

Franklin Communications Partners, L.P. ('FCP'), a limited partnership of which Excelsior had a 48.5 percent ownership share, was formed in September 1992. From its inception, FCP acquired seven radio stations. Pursuant to an agreement of its limited partners, FCP was dissolved by its general partner, WESHAM Broadcasting Corporation ('WESHAM'), on August 2, 1994. Prior to its dissolution, FCP sold six of its stations. Effective July 1, 1994, as part of the dissolution plan, Excelsior received substantially all the assets of FCP used primarily in the operation of radio station WRKA-FM in Louisville, Kentucky, in satisfaction of substantially all of its rights to the proceeds of the sale of the other radio stations and the dissolution of FCP. As consideration for receiving the distribution, Excelsior also contributed $1,763,000 to FCP. As part of the plan, the partners of FCP agreed to value the assets associated with WRKA-FM at $6.25 million, exclusive of the radio station's net receivables. The plan also specified that Excelsior was deemed to have received cash to the extent that the aggregate amount of WRKA's accounts receivable distributed to Excelsior exceeded the aggregate amount of the accounts payable and accrued expenses assumed by Excelsior, a net amount of approximately $416,000. WESHAM was also dissolved and included in the amount distributed as part of this plan.

For the years ended December 31, 1995 and 1994, Franklin Holding's income from Excelsior consists of a management fee of $750,000 and $341,000, respectively, and interest income, net of related expenses, of $0 and $23,133, respectively.

During 1994 and 1993, Franklin Holding purchased artwork totaling approximately $87,000 from an affiliated company. The purchase price was based upon the affiliated company's original cost and an independent appraisal. The artwork has been used by the Corporation at its offices at 767 Fifth Avenue since 1986 and continues to be used at Franklin Holding's offices at 450 Park Avenue. The artwork was repurchased by the affiliated company in June, 1995, at the cost to Franklin Holding, approximately $87,000.

7. EXCELSIOR COMMUNICATIONS CORPORATION TRANSACTIONS

On August 30, 1995, Excelsior purchased the assets of radio station WAJE-FM for $1.035 million, including cash of $342,750 and a note payable to the seller of $692,250. The station, a start-up operation whose primary coverage area includes the City of Louisville, Kentucky, is licensed in New Albany, Indiana.

On December 31, 1995, Excelsior sold the broadcast assets of its two Louisville radio stations, WRKA-FM and WAJE-FM, to Cox Broadcasting, Inc. for a total price of $8.5 million in cash. Excelsior retained the cash and accounts receivable of the station in excess of its accounts payable and accrued liabilities, a total of approximately $565,000. Excelsior utilized a portion of the funds received from this sale to fully satisfy its obligations under the note payable due on the purchase of WAJE-FM.

8. EMPLOYEE STOCK SAVINGS PLAN

Franklin Holding has a contributory retirement plan (the 'Plan') covering all employees. Contributions to the Plan are invested in Franklin Holding's common stock and/or a selected group of mutual funds. Contributions for the years ended December 31, 1995 and 1994 were $25,070 and $27,951, respectively, and are included in salaries and employee benefits in the accompanying Statements of Operations.

9. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investment securities, excluding short term investments, aggregated $4,837,273 and $3,350,826, respectively, for the year ended December 31, 1995 and $7,383,359 and $15,580,857, respectively, for the year ended December 31, 1994.

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
THE FRANKLIN HOLDING CORPORATION (DELAWARE):

We have audited the accompanying balance sheets of The Franklin Holding Corporation (Delaware) (a Delaware corporation) as of December 31, 1995 and 1994, including the portfolio of investments as of December 31, 1995, and the related statements of operations, cash flows and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the period ended December 31, 1992 and for each of the two years in the period ended March 31, 1992. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included the physical inspection of securities on hand at December 31, 1995 and 1994, and the confirmation of marketable investment securities owned as of December 31, 1995 and 1994, by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Franklin Holding Corporation (Delaware) as of December 31, 1995 and 1994, the results of its operations, cash flows and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the period ended December 31, 1992 and for each of the two years in the period ended March 31, 1992 in conformity with generally accepted accounting principles.

As discussed in Note 2 to the financial statements, investment securities not readily marketable amounting to $9,948,750 (82% of net assets) as of December 31, 1995 and $8,680,115 (65% of net assets) as of December 31, 1994, have been valued at fair value as determined by the Board of Directors. We have reviewed the procedures used by the Board of Directors in valuing such investments and have inspected underlying documentation, and in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, the Board of Directors' estimate of values may differ significantly from the values that would have been used had a ready market existed for the securities and the differences could be material.

New York, New York
February 14, 1996

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
------------------

STEPHEN L. BROWN*
Chairman and Chief Executive Officer, The Franklin Holding Corporation
(Delaware)

MILES L. BERGER
Vice Chairman of the Board, Heitman Financial Ltd.

CARL D. GLICKMAN*
Private Investor and Corporate Director

JOHN GREENBAUM
Chief Financial Officer, Treasurer, The Franklin Holding Corporation (Delaware)

IRVING LEVINE
Chairman, Copley Fund, Inc.

JONATHAN A. MARSHALL*
Senior Partner, Pennie & Edmonds

JEFFREY J. STEINER
Chairman, President and Chief Executive Officer, The Fairchild Corporation

*Member of Executive Committee
Carl D. Glickman, Chairman

REGISTRAR & TRANSFER AGENT
--------------------------

Chemical Shareholder Services
450 West 33rd Street
15th Floor
New York, NY 10001
(212) 946-8484

OFFICERS
--------
STEPHEN L. BROWN
Chairman and Chief Executive Officer

SPENCER L. BROWN
Senior Vice President and Secretary

JOHN GREENBAUM
Chief Financial Officer, Treasurer


STEPHEN J. MAYER
Vice President and Controller

AUDITORS
--------
Arthur Andersen LLP
1345 Avenue of the Americas
New York, NY 10105

SECURITIES TRADED
-----------------
American Stock Exchange
Symbol: FKL

                        THE FRANKLIN HOLDING CORPORATION
                                              (DELAWARE)

                      450 Park Avenue, New York, NY 10022
                       (212) 486-2323  FAX (212) 755-5451